Exhibit 10.11

BMW VEHICLE LEASE TRUST 20[__]-[__],
as Issuer,
[_________________],
not in its individual capacity but solely as Indenture Trustee and as Secured Party,
and
[_________________],
as Securities Intermediary

FORM OF CONTROL AGREEMENT
Dated as of [_______________], 20[__]

TABLE OF CONTENTS

CONTROL AGREEMENT
This Control Agreement, dated as of [_______________], 20[__] (this “Agreement”), is among BMW Vehicle Lease Trust 20[__]-[__], as the issuer (the “Issuer”), [_________________], not in its individual capacity but solely as indenture trustee (in such capacity, the “Indenture Trustee”) and as secured party (in such capacity, the “Secured Party”), and [_________________], as securities intermediary (the “Securities Intermediary”).
RECITALS
WHEREAS, pursuant to the Indenture, the Issuer has granted to the Secured Party a security interest in investment property consisting of the 20[__]-[__] SUBI Collection Account, the Reserve Fund, related Security Entitlements and the financial assets and other investment property from time to time included therein to secure payment of the Secured Obligations; and
WHEREAS, the parties hereto desire that the security interest of the Secured Party be a first priority security interest perfected by “control” pursuant to Articles Eight and Nine of the UCC.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE ONE
DEFINITIONS
Section 1.01.   General Definitions.  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.  Capitalized terms that are used herein that are not otherwise defined shall have the meaning ascribed thereto in the Indenture.
“20[__]-[__] SUBI Collection Account” means a securities account (within the meaning of Section 8-501 of the UCC) in the name “BMW Vehicle Lease Trust 20[__]-[__]” established with the Securities Intermediary pursuant to the Indenture, together with any successor accounts established pursuant to the Indenture.
“Accounts” means the 20[__]-[__] Collection Account and the Reserve Fund.
“Agreement” has the meaning set forth in the Preamble.
“Entitlement Holder” means, with respect to any financial asset, a Person identified in the records of the Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary with respect to such financial asset.
“Entitlement Order” means a notification directing the Securities Intermediary to transfer or redeem a financial asset.

“Hague Securities Convention” means The Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (Concluded 5 July 2006), which became effective in the United States of America on April 1, 2017.
“Indenture” means the Indenture, dated as of [_______________], 20[__], between the Issuer and the Indenture Trustee.
“Indenture Trustee” has the meaning set forth in the Preamble.
“Issuer” has the meaning set forth in the Preamble.
“Notes” has the meaning set forth in the Indenture.
“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.
“Reserve Fund” means a securities account (within the meaning of Section 8-501 of the UCC) in the name “[_________________], as Indenture Trustee, BMW Vehicle Lease Trust 20[__]-[__]” established with the Securities Intermediary pursuant to the Indenture, together with any successor accounts established pursuant to the Indenture.
“Secured Obligations” means the payments required to be made to Securityholders pursuant to Section 8.04 and Article V of the Indenture.
“Secured Party” has the meaning set forth in the Preamble.
“Security Entitlement” means the rights and property interest of an Entitlement Holder with respect to a financial asset, as specified in Part 5 of Article 8 of the UCC.
“UCC” means the Uniform Commercial Code as in effect in the State of New York on the date hereof.
Section 1.02.   Incorporation of UCC by Reference.  Except as otherwise specified herein or as the context may otherwise require, all terms used in this Agreement not otherwise defined herein which are defined in the UCC shall have the meanings assigned to them in the UCC.
ARTICLE TWO
ESTABLISHMENT OF CONTROL OVER SECURITIES ACCOUNTS
Section 2.01.   Establishment of the Accounts.  The Securities Intermediary hereby confirms that (i) the Accounts have been established with the Securities Intermediary, (ii) each Account is an account to which financial assets are or may be credited, (iii) the Securities Intermediary shall, subject to the terms of this Agreement and the Indenture, treat the Secured Party as entitled to exercise the rights that comprise any financial asset credited to an Account, (iv) all property delivered to the Securities Intermediary by or on behalf of the Secured Party or the Issuer for deposit to an Account will promptly be credited to such Account and (v) all securities or other property underlying any financial assets credited to an Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to an Account be registered in the name of the Issuer, payable to the order of the Issuer or specially endorsed to the Issuer except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.
Section 2.02.   “Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
Section 2.03.   Entitlement Orders.  If at any time the Securities Intermediary shall receive any Entitlement Order from the Secured Party with respect to an Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer or any other Person.  If at any time the Secured Party notifies the Securities Intermediary in writing that the lien of the Indenture has been released, the Securities Intermediary shall thereafter comply with Entitlement Orders with respect to such Account from the Issuer without further consent by the Issuer or any other Person.
Section 2.04.   Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Accounts or any Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Secured Party and the Issuer.  The financial assets and other items deposited to an Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person or entity other than the Secured Party and, subject to the provisions hereof, the Issuer (except that the Securities Intermediary may set off against amounts on deposit in such Account (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of such Account, and (ii) the face amount of any checks which have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds).
Section 2.05.   Notice of Adverse Claims.  Except for the claims and interests of the Issuer and the Secured Party in the Accounts, the Securities Intermediary does not know of any claim to, or interest in, the Accounts or in any financial asset credited thereto.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against an Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Secured Party and the Issuer thereof.

ARTICLE THREE
REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE SECURITIES INTERMEDIARY
Section 3.01.   Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby represents and warrants to the Secured Party and the Issuer, and covenants that:
(a) Each Account has been established as set forth in Section 2.01 and each Account will be maintained in the manner set forth herein until termination of this Agreement.  The Securities Intermediary shall not change the name or account number of any Account without the prior written consent of the Secured Party.  The Securities Intermediary is acting hereunder in the capacity of a “securities intermediary” within the meaning of Section 8-102(a)(14) of the UCC.
(b) No financial asset carried in an Account is or will be registered in the name of the Issuer, payable to the order of the Issuer, or specially endorsed to the Issuer, except to the extent that such financial asset has been endorsed to the Securities Intermediary or in blank.
(c) This Agreement is the valid and legally binding obligation of the Securities Intermediary.
(d) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Secured Party or the Issuer, in each case to the extent provided in Section 2.03, with respect to the Accounts.
(e) The Securities Intermediary has not entered into any other agreement with the Secured Party or the Issuer purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 2.03.
(f) The Securities Intermediary has at the time of this Agreement and shall continuously maintain have a place of business in the United States at which any of the activities of the Securities Intermediary are carried on and which (i) alone or together with other offices of the Securities Intermediary or with other persons acting for the Securities Intermediary in the United States or another nation (A) effects or monitors entries to securities accounts, (B) administers payments or corporate actions relating to securities held with the Securities Intermediary or such other persons, or (C) is otherwise engaged in a business or other regular activity of maintaining securities accounts ; or (ii)  is identified by an account number, bank code, or other specific means of identification as maintaining securities accounts in the United States.

ARTICLE FOUR
MISCELLANEOUS
Section 4.01.   Choice of Law.  This Agreement and the Accounts shall be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Accounts (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York, and the law of the State of New York shall govern all issues specified in Article 2(1) of the Hague Securities Convention.  The parties will not agree to any amendment to this Agreement or the Indenture to change the governing law to any law other than the laws of the State of New York.
Section 4.02.   Conflict with other Agreements.  There are no agreements (other than this Agreement and the Indenture) entered into between the Securities Intermediary in such capacity and the Issuer with respect to the Accounts.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.
Section 4.03.   Amendments.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.
Section 4.04.   Successors.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors.
Section 4.05.   Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to, in the case of (i) the Issuer, at [____________], [____________], [___________], [___________], [___________], Attention: [___________], with a copy to BMW Financial Services NA, LLC, as Administrator, at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, Attention: General Counsel; (ii) the Indenture Trustee and the Secured Party, at [___________], [___________], [___________], Attention: [___________]; and (iii) the Securities Intermediary, at [___________], [___________], [___________], Attention: [___________]; or as to any of such parties, at such other address as shall be designated by such party in a written notice to the other parties.
Section 4.06.   Termination.  The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in the Accounts, are powers coupled with an interest and will neither be affected by the bankruptcy of the Issuer or the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect with respect to the Accounts until the Secured Party has notified the Securities Intermediary in writing that its security interests under the Indenture have been terminated.
Section 4.07.   Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.  Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility to the fullest extent permitted by law.
Section 4.08.   Limitation of Liability of Owner Trustee.  The parties hereto are put on notice and hereby acknowledge and agree that (a) this Agreement is executed and delivered by [___________________], not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by [___________________] but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on [___________________], individually or personally, to perform any covenant either expressed or implied contained herein of the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) [___________________] has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (e) under no circumstances shall [___________________] be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.
Section 4.09.   Communications with Rating Agencies.   If the Securities Intermediary shall receive any written or oral communication from any Rating Agency (or any of their respective officers, directors or employees) with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes, such party agrees to refrain from communicating with such Rating Agency and to promptly (and, in any event, within one Business Day) notify the Administrator of such communication.  Each of the Indenture Trustee and the Securities Intermediary agree to act at the direction of the Administrator with respect to any communication to a Rating Agency and further agree that in no event shall such party engage in any oral communication with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes with any Rating Agency (or any of their respective officers, directors or employees) without the participation of the Administrator.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.
BMW VEHICLE LEASE TRUST 20[__]-[__],
as Issuer

By:	[___________________], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

[_________________],
not in its individual capacity but solely as Indenture Trustee and as Secured Party

By:
Name:
Title:

[_________________],
as Securities Intermediary

By:
Name:
Title: